SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – October 17, 2008

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

DELAWARE	1-8974	22-2640650
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 100 to this report are the following financial statements from Honeywell International Inc.'s Quarterly Report on Form 10-Q for the period ended September 30, 2008, filed with the Securities and Exchange Commission on October 17, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Operations for the three and nine-month periods ended September 30, 2008 and 2007, (ii) Consolidated Balance Sheet at September 30, 2008 and December 31, 2007, (iii) Consolidated Statement of Cash Flows for the nine-month periods ended September 30, 2008 and 2007, and (iv) Notes to Financial Statements. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of Honeywell International Inc. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
100	The following financial statements from Honeywell International Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, filed on October 17, 2008, formatted in XBRL: (i) Consolidated Statements of Operations for the three and nine-month periods ended September 30, 2008 and 2007, (ii) Consolidated Balance Sheet at September 30, 2008 and December 31, 2007, (iii) Consolidated Statement of Cash Flows for the nine-month periods ended September 30, 2008 and 2007, and (iv) Notes to Financial Statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2008

HONEYWELL INTERNATIONAL INC.

By:	/s/ Talia M. Griep
Talia M. Griep Vice President and Controller

EXHIBIT INDEX

Exhibit	Description
100	The following financial statements from Honeywell International Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, filed on October 17, 2008, formatted in XBRL: (i) Consolidated Statements of Operations for the three and nine-month periods ended September 30, 2008 and 2007, (ii) Consolidated Balance Sheet at September 30, 2008 and December 31, 2007, (iii) Consolidated Statement of Cash Flows for the nine-month periods ended September 30, 2008 and 2007, and (iv) Notes to Financial Statements.

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